Income Taxes	12 Months Ended
Jan. 03, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income before income taxes included income from domestic operations of $213.8 million for 2015, $221.4 million for 2014 and $176.7 million for 2013. Income before taxes included income from foreign operations of $44.4 million for 2015, $60.7 million for 2014 and $47.3 million for 2013.

Income tax provision (benefit) - in millions:	2015	2014	2013
Current
Federal	$54.4	$57.4	$21.6
State	5.3	(1.1)	3.5
Foreign	4.0	9.3	0.2
Total current	63.7	65.6	25.3
Deferred
Federal	3.5	(0.2)	18.2
State	(2.5)	1.0	(2.3)
Foreign	(2.0)	0.1	(1.7)
Total deferred	(1.0)	0.9	14.2
Provision for income taxes	$62.7	$66.5	$39.5

The following is a reconciliation of the statutory federal income tax rate to the actual effective income tax rate:

Tax rate reconciliation:	2015	2014	2013
U.S. federal statutory tax rate	35.0%	35.0%	35.0%
State and local taxes, net of federal benefit	1.9	2.5	1.9
Research and development tax credits	(3.4)	(3.3)	(4.5)
Investment tax credits	(1.2)	(1.9)	(2.4)
Qualified production activity deduction	(2.2)	(2.0)	(1.7)
Foreign rate differential	(2.1)	(3.7)	(3.4)
Net accruals (reversals) for unrecognized tax benefits	(2.1)	(1.4)	(5.4)
Other	(1.6)	(1.6)	(1.8)
Effective income tax rate	24.3%	23.6%	17.7%

Deferred income taxes result from temporary differences in the recognition of income and expense for financial and income tax reporting purposes, and differences between the fair value of assets acquired in business combinations accounted for as purchases for financial reporting purposes and their corresponding tax bases. Deferred income taxes represent future tax benefits or costs to be recognized when those temporary differences reverse.
The categories of assets and liabilities that have resulted in differences in the timing of the recognition of income and expense were as follows (in millions):

Deferred income tax assets:(a)	2015	2014

Current:
Accrued liabilities	$—	$20.3
Inventory valuation	—	14.3
Accrued vacation	—	11.4
Deferred compensation and other benefits plans	—	0.9
Intangible amortization	—	0.6
Other	—	0.9
Valuation allowance	—	(2.9)
Long-term:
Accrued liabilities	31.3	12.5
Inventory valuation	17.3	—
Accrued vacation	10.5	—
Deferred compensation and other benefit plans	16.8	11.4
Postretirement benefits other than pensions	4.8	5.9
Tax credit and NOL carryforward amounts	49.1	53.5
Valuation allowance	(18.8)	(20.3)
Total deferred income tax assets	111.0	108.5
Deferred income tax liabilities:
Current:
Other items	—	2.7
Long-term:
Property, plant and equipment differences	26.5	28.8
Intangible amortization	111.6	111.5
Other	3.3	—
Total deferred income tax liabilities	141.4	143.0
Net deferred income tax liabilities	$(30.4)	$(34.5)

a)	In accordance with new accounting standards, all deferred tax assets and liabilities are now classified as non-current. Prior periods were not adjusted.
We intend to indefinitely reinvest the earnings of our material foreign subsidiaries in our operations outside of the United States. The cash that the Company's foreign subsidiaries hold for indefinite reinvestment is generally used to finance foreign operations and investments, including acquisitions. We estimate that future domestic cash generation will be sufficient to meet future domestic cash requirements. At January 3, 2016, the amount of undistributed foreign earnings was $193.3 million, of which we have not recorded a deferred tax liability of approximately $49.7 million. Should we decide to repatriate the foreign earnings, we would need to adjust our income tax provision in the period we determined that the earnings will no longer be indefinitely invested outside the United States.
In assessing the need for a valuation allowance, we consider all positive and negative evidence, including recent financial performance, scheduled reversals of temporary differences, projected future taxable income, availability of taxable income in carryback periods and tax planning strategies. Based on a review of such information, management believes that it is possible that some portion of deferred tax assets will not be realized as a future benefit and therefore has recorded a valuation allowance. The valuation allowance for deferred tax assets decreased by $4.4 million in 2015, primarily related to the utilization of foreign tax credit carryforwards and evidence for future utilization of the remaining foreign tax credit carryforwards, as well as the impact of foreign exchange rates on the valuation allowance in foreign entities.
At January 3, 2016, the Company had approximately $52.0 million of net operating loss carryforward from foreign entities primarily from the Company's Danish entity, which has no expiration date. The Company had foreign capital loss carryforward in the amount of $3.9 million which has no expiration date. Also the Company had aggregate Canadian federal and provincial investment tax credits of $24.2 million, which have expiration dates of 2027 to 2035. In addition, the Company had domestic federal and state net operating loss carryforward of $7.1 million and $119.3 million, respectively. Generally, federal net operating loss carryforward amounts are limited in their use by earnings of certain acquired subsidiaries, and have expiration dates ranging from 2026 to 2035 and the state net operating loss carryforward amounts have expiration dates ranging from 2016 to 2035. Finally, the Company had federal research and development credit carryforward in the amount of $0.8 million which will expire between 2032 and 2035 and state tax credits of $5.3 million, of which $3.4 million have no expiration date and $1.9 million have expiration dates ranging from 2016 to 2027. The Company also had a foreign tax credit carryforward in the amount of $1.3 million with an expiration date of 2022.

Unrecognized tax benefits (in millions):	2015	2014	2013
Beginning of year	$32.3	$35.4	$42.6
Increase in prior year tax positions (a)	2.1	4.3	3.5
Increase for tax positions taken during the current period	1.6	0.9	0.9
Reduction related to settlements with taxing authorities	(1.5)	(2.8)	(4.8)
Reduction related to lapse of the statute of limitations	(5.0)	(4.8)	(6.2)
Impact of exchange rate changes	(0.7)	(0.7)	(0.6)
End of year	$28.8	$32.3	$35.4
a) Includes the impact of acquisitions in all years.

The Company anticipates the total unrecognized tax benefit for various federal and state tax items may be reduced by $7.0 million due to the expiration of statutes of limitation for various federal, state and foreign tax issues in the next 12 months.
We recognized net tax benefits for interest and penalties related to unrecognized tax benefits within the provision for income taxes in our statements of operations of $0.6 million, $0.2 million and $2.2 million, for 2015, 2014 and 2013, respectively. Interest and penalties in the amount of $2.1 million, $2.9 million and $3.4 million were recognized in the 2015, 2014 and 2013 statement of financial position, respectively. Substantially all of the unrecognized tax benefits as of January 3, 2016, if recognized would affect our effective tax rate
 We file income tax returns in the United States federal jurisdiction and in various states and foreign jurisdictions. The Company has substantially concluded on all U.S. federal income tax matters for all years through 2011, California income tax matters for all years through 2010 and Canadian income tax matters for all years through 2007.